FFB FUNDS TRUST
                                 FFB EQUITY FUND
                                 237 PARK AVENUE
                             NEW YORK, NEW YORK 10017

                                   September 28  October 2, 1995

  Dear Shareholders:

       On June 18, 1995, First Fidelity Bancorporation agreed to merge (the "Merger") with and into a wholly-owned subsidiary of First Union Corporation. First Fidelity Bancorporation is the parent of First Fidelity Bank, N.A. ("First Fidelity"), the investment adviser to a group of mutual funds with assets of $2.55 billion as of June 30, 1995. Your Fund, the FFB Equity Fund ("FFB Fund"), is a fund included within the First Fidelity family of mutual funds.

       First Union National Bank of North Carolina ("FUNB") is a subsidiary of First Union Corporation. The Capital Management Group ("CMG") of FUNB and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $29.1 billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds with assets of $8.7 billion as of June 30, 1995.


       To facilitate the investment management of assets and the delivery of shareholder services to the First Fidelity and Evergreen family of mutual funds, the Trustees of your Fund are proposing your approval is sought to combine certain of the investment companies in the First Fidelity family of mutual funds with investment companies in the Evergreen family of mutual funds which have similar investment objectives and policies.


       The proposal proposals contained in the accompanying Prospectus/Proxy Statement provides following the Merger for a provide for the combination of your Fund with the Evergreen Value Fund (the "Evergreen Fund"), a mutual fund advised by CMG, following the Merger. Your Fund and the Evergreen Fund have substantially similar investment objectives and policies. Under the proposed Agreement and Plan of Reorganization (the "Plan"), the Evergreen Fund will acquire substantially all the assets of your Fund in exchange for shares of the Evergreen Fund (the "Reorganization"). In addition, shareholders of the Select Value Fund, a series of The FFB Lexicon Fund, are also being asked to approve a combination of their fund with the Evergreen Fund. As of June 30, 1995, the FFB Equity Fund and the Select Value Fund had net assets of approximately $12.9 million and $82.5 million, respectively, and the Evergreen Fund had approximately $1.1 billion of net assets. If the Reorganization had taken place as of June 30, 1995, the Evergreen Fund's net assets would have been approximately $1.2 billion. I believe that the combinations will achieve the goal of efficient investment management and delivery of shareholder services.


       Since Assuming the Merger is consummated, it will take place prior to the closing date for the Reorganization and because the Merger by law






  terminates the investment advisory contract between First Fidelity and your Fund, the Trustees of FFB Funds Trust are also seeking your approval is sought of an Interim Investment Advisory Agreement with CMG. The Interim Investment Advisory Agreement will have the same terms and fees as the current investment advisory agreement between your Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

       If shareholders of the FFB Fund approve the Plan, upon consummation of the transaction contemplated in the Plan, shareholders will receive Class Y shares of the Evergreen Fund. Class Y shares are not charged any distribution-related and shareholder servicing-related expenses. The proposed transaction will not result in any federal income tax liability for you or for the FFB Fund. As a shareholder of the Evergreen Fund you will have the ability to exchange your shares for shares of the other funds in the Evergreen family of mutual funds comparable to your present right to exchange among funds of the First Fidelity family of mutual funds. Following completion of the Reorganization, your Fund will be liquidated.

       The Trustees of FFB Funds Trust have called a special meeting of shareholders of the FFB Fund to be held on November 13 21, 1995 to consider the proposed transaction. I STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

       Detailed information about the proposed transaction is described in the enclosed Prospectus/Proxy Statement. I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

       A copy of the Evergreen Fund Prospectus accompanies the Prospectus/Proxy Statement. I urge you to read the Prospectus and retain it for future reference.

       If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen family of mutual funds, please telephone 1-800-437-8790.

       IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED AS SOON AS POSSIBLE.

                                    Sincerely,

                                    _________________________
                                    Edmund A. Hajim, President
                                    FFB Funds Trust


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  [SUBJECT TO COMPLETION, AUGUST 25, 1995 PRELIMINARY COPY]


                                 FFB FUNDS TRUST
                                 FFB EQUITY FUND
                                 237 PARK AVENUE
                             NEW YORK, NEW YORK 10017
                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON NOVEMBER 13 21, 1995


       Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the FFB Equity Fund (the "FFB Fund"), a series of FFB Funds Trust, will be held at the offices of FFB Funds Trust, 237 Park Avenue, New York, New York 10017 on November 13, 1995 at 10 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 on November 21, 1995 at 11:00 a.m. for the following purposes:


       1. To consider and act upon approve or disapprove the Agreement and Plan of Reorganization (the "Plan") dated as of _______________September 19 , 1995, providing for the acquisition of substantially all of the assets of the FFB Fund by the Evergreen Value Fund (the "Evergreen Fund"), a series of Evergreen Investment Trust, in exchange for Class Y shares of the Evergreen Fund, and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. The Plan also provides for distribution of such shares of the Evergreen Fund to shareholders of the FFB Fund in liquidation and subsequent termination of the FFB Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the FFB Fund.


       2. To consider and act upon approve or disapprove the Interim Investment Advisory Agreement between the FFB Fund and the Capital Management Group of First Union National Bank of North Carolina.


       3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

       The Trustees of FFB Funds Trust have fixed the close of business on September 8, 1995 as the record date for the determination of shareholders of the FFB Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
                              By Order of the Board of Trustees


                              Joan V. Fiore
                              Secretary

  September 28 October 2, 1995






                       INSTRUCTIONS FOR EXECUTING PROXY CARDS

       The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

       1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

       2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

       3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:



  REGISTRATION                                   VALID SIGNATURE

  CORPORATE
  ACCOUNTS
  (1) ABC Corp.                              (1) ABC Corp.
                                                 John Doe, Treasurer
  (2) ABC Corp.                              (2) John Doe, Treasurer
  c/o John Doe, Treasurer
  (3) ABC Corp. Profit Sharing Plan          (3) John Doe, Trustee
  TRUST ACCOUNTS
  (1) ABC Trust                              (1) Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee                   (2) Jane B. Doe
  u/t/d 12/28/78
  CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.                   (1) John B. Smith
  f/b/o John B. Smith, Jr. UGMA
  (2) John B. Smith, Jr.                     (2) John B. Smith, Jr., Executor









                PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 25, 1995

                                Acquisition of Assets of

                                  FFB EQUITY FUND
                                         OF
                                  FFB FUNDS TRUST

                                  237 Park Avenue
                              New York, New York 10017

                          By and in Exchange for Shares of

                                 EVERGREEN VALUE FUND
                                         OF
                              EVERGREEN INVESTMENT TRUST

                                2500 Westchester Avenue
                               Purchase, New York 10577


       This Prospectus/Proxy Statement is being furnished to shareholders of FFB Equity Fund (the "FFB Fund"), a series of FFB Funds Trust, in connection with a proposed Agreement and Plan of Reorganization (the "Plan"), to be submitted to shareholders of the FFB Fund for consideration at a Special Meeting of Shareholders to be held on November 13, 21, 1995 at 10 11:00 a.m. Eastern Time, at the offices of FFB Funds Trust, 237 Park Avenue, New York, New York 10017 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109, and any adjournments thereof (the "Meeting"). The Plan provides for substantially all of the assets of the FFB Fund to be acquired by the Evergreen Value Fund (the "Evergreen Fund"), a series of Evergreen Investment Trust, in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, Class Y shares of the Evergreen Fund will be distributed to shareholders of the FFB Fund in liquidation of the FFB Fund and the FFB Fund will be terminated. As a result of the proposed Reorganization, shareholders of the FFB Fund will receive that number of full and fractional Class Y shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and each such class of the FFB Fund by the net asset value per share of the Evergreen Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

       Shareholders of the FFB Fund are also being asked to approve the Interim Investment Advisory Agreement with the Capital Management Group of First Union National Bank of North Carolina (the "Interim Advisory Agreement") with the same terms and fees as the current advisory






  agreement between the FFB Fund and First Fidelity Bank, N.A. The Interim Advisory Agreement will be in effect for the period of time between the date on which the merger of First Fidelity Bancorporation with and into a wholly-owned subsidiary of First Union Corporation is effected (currently anticipated to be by January 1, 1996) and the date on which the Evergreen Fund and the FFB Fund are combined together (scheduled for on or about January 19, 1996).

       The FFB Funds Trust currently consists of the FFB Fund and nine other series with shares outstanding. As is the case with the FFB Fund, the shareholders of certain of these series are being asked to approve similar Agreements and Plans of Reorganization providing for the combination of such series with other Evergreen Funds having similar investment objectives and policies. The FFB New Jersey Tax-Free Income Fund and the FFB Pennsylvania Tax-Free Money Market Fund will not be combined with any of the funds in the Evergreen family of mutual funds and therefore shareholders of those Funds will vote on the approval of new investment advisory agreements between the Funds and the Capital Management Group of First Union National Bank of North Carolina and the election of new Trustees for the FFB Funds Trust. The vote on the election of new Trustees will take place after all the combinations of the FFB Funds and the Evergreen Funds are effective.

       Evergreen Investment Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Investment Trust is comprised of 17 series, one of which, the Evergreen Fund, is a party to the Reorganization. The Evergreen Fund seeks long-term capital growth with current income as a secondary objective.

       This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Evergreen Fund that shareholders of the FFB Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated September 25, 1995, relating to this Prospectus/Proxy Statement and the Reorganization, incorporating by reference the financial statements of the Evergreen Fund dated December 31, 1994 and June 30, 1995 and the financial statements of the FFB Fund dated February 28, 1995 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund at 2500 Westchester Avenue, Purchase, New York 10577 or by calling toll-free 1-800-807-2940.

       On June 30, 1995, the Evergreen Fund, pursuant to an Agreement and Plan of Reorganization dated as of March 15, 1995, acquired all of the net assets of ABT Growth and Income Trust. At the time of this combination the total net assets of the Evergreen Fund were approximately $1 billion, while the total net assets of ABT Growth and






  Income Trust were approximately $63.4 million. The effect of this combination is reflected in the financial information as of June 30, 1995 presented in this Prospectus/Proxy Statement and in the pro-forma financial statements contained in the Statement of Additional
  Information.

       The Prospectuses of the Evergreen Fund dated July 7, 1995, its Annual Report for the fiscal year ended December 31, 1994 and its Semi-Annual Report for the six months ended June 30, 1995 are incorporated herein by reference in their entirety, insofar as they relate to the Evergreen Fund only, and not to any other fund described therein. The two Prospectuses, which pertain (i) to Class Y shares and (ii) to Class A, Class B and Class C shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the Classes. Shareholders of the FFB Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the Class Y shares of the Evergreen Fund that they will receive as a result of the consummation of the Reorganization. Additional information about the Evergreen Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to the Evergreen Fund at the address listed in the preceding paragraph or by calling toll-free 1-800-807-2940.

       The Prospectus of the FFB Fund dated June 30, 1995 is incorporated herein in its entirety by reference. Copies of the Prospectus and a Statement of Additional Information dated the same date are available upon request without charge by writing to the FFB Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-437-8790.

       Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.












                               TABLE OF CONTENTS


  COMPARISON OF FEES AND EXPENSES.......................................

  SUMMARY...............................................................
        PROPOSED PLAN OF REORGANIZATION.................................
        TAX CONSEQUENCES................................................
        INVESTMENT OBJECTIVES AND POLICIES OF THE
             EVERGREEN FUND AND THE FFB FUND............................
        COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND................
        MANAGEMENT OF THE FUNDS.........................................
        INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATORS............
        PORTFOLIO MANAGEMENT............................................
        DISTRIBUTION OF SHARES..........................................
        DISTRIBUTION-RELATED AND SHAREHOLDER
             SERVICING-RELATED EXPENSES.................................
        PURCHASE AND REDEMPTION PROCEDURES..............................
        EXCHANGE PRIVILEGES.............................................
        DIVIDEND POLICY.................................................

  RISKS.................................................................

  INFORMATION ABOUT THE REORGANIZATION..................................
        DESCRIPTION OF THE MERGER.......................................
        REASONS FOR THE REORGANIZATION..................................
        AGREEMENT AND PLAN OF REORGANIZATION............................
        FEDERAL INCOME TAX CONSEQUENCES.................................
        PRO-FORMA CAPITALIZATION........................................
        SHAREHOLDER INFORMATION.........................................

  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................

  COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......................
        FORM OF ORGANIZATION............................................
        CAPITALIZATION..................................................
        SHAREHOLDER LIABILITY...........................................
        SHAREHOLDER MEETINGS AND VOTING RIGHTS..........................
        LIQUIDATION OR DISSOLUTION......................................
        LIABILITY AND INDEMNIFICATION OF TRUSTEES.......................
        RIGHTS OF INSPECTION............................................

  INFORMATION REGARDING THE PROPOSED INTERIM ADVISORY AGREEMENT.........
        INTRODUCTION....................................................
        COMPARISON OF THE INTERIM ADVISORY AGREEMENT
             AND THE EXISTING ADVISORY AGREEMENT........................
        INFORMATION ABOUT THE FFB FUND'S CURRENT AND
             PROPOSED INTERIM INVESTMENT ADVISERS.......................

  ADDITIONAL INFORMATION................................................

  VOTING INFORMATION CONCERNING THE MEETING.............................






  FINANCIAL STATEMENTS AND EXPERTS......................................

  LEGAL MATTERS.........................................................

  OTHER BUSINESS........................................................













                          COMPARISON OF FEES AND EXPENSES



       The amounts for Class Y shares of the Evergreen Fund set forth in the following table and in the examples are based on the expenses of the Fund for the fiscal year ended December 31, 1995 1994. The amounts for the shares of the FFB Fund set forth in the following table and in the examples are estimated based on the expenses for the FFB Fund for the fiscal year ended February 28, 1995, in each case adjusted for voluntary expense waivers. The amounts for the Evergreen Fund Pro Forma are based on the combined expenses expected for the twelve month period ended June 30, 1995.

       The following tables show for the Evergreen Fund and the FFB Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y shares of the Evergreen Fund and shares of the FFB Fund, and such costs and expenses associated with an investment in Class Y shares of the Evergreen Fund assuming consummation of the Reorganization. The pro forma expenses of the Evergreen Fund also assume the consummation of the reorganization between the Evergreen Fund and the Select Value Fund, a series of The FFB Lexicon Fund.


             COMPARISON OF CLASS Y SHARES OF THE EVERGREEN FUND WITH
                            SHARES OF THE FFB FUND



                                                                   EVERGREEN
                                            EVERGREEN              FUND
                                              FUND      FFB FUND   PRO FORMA

  SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)....   0%         4.50%       0%
  Maximum Sales Load
    Imposed on Reinvested Dividends
    (as a percentage of offering price)....   None        None       None
  Contingent Deferred Sales Charge.........   None        None       None
  Exchange Fee (applies only
    after 4 exchanges per year)............   $5          None       $5
  Redemption Fees..........................   None        None       None
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average daily
     net assets)
    Management Fees........................   0.50%       0.75%(1)    0.50%






    12b-1 Fees.............................   -----       0.50%(2)    ----
    Other Expenses.........................   0.16%       1.12%      0.13%
    Annual Fund Operating Expenses.........   0.66%       2.37%(3)    0.63%(4)


  (1) Advisory and Administrative Expenses were waived and certain Fund expenses were reimbursed in total by the investment adviser and the administrator. Absent fee waivers, Advisory Fees and Administrative Expenses would be 0.75%, which includes Administrative Expenses of 0.25% payable to the administrator.


  (2) The FFB Fund can pay up to 0.50% of its average daily net assets as a 12b-1 fee. For the year ended February 28, 1995, no 12b-1 fee was incurred.


  (3) Without waiver or reimbursement After waivers of certain Fund expenses, Annual Fund Operating Expenses would be 2.34% were 1.12% for the year ended February 28, 1995.

  (4) The Evergreen Fund Pro Forma Annual Fund Operating Expenses assume the consummation of the Reorganization of both the FFB Fund and the Select Value Fund with the Evergreen Fund. If the Reorganization of the Select Value Fund is not approved, the total Pro Forma Annual Fund Operating Expenses would have been 0.66% of average daily net assets.

       EXAMPLES. The following tables show for each Fund, and for the Evergreen Fund, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in Class Y shares of the Evergreen Fund and shares of the FFB Fund for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period.

                        EVERGREEN                         EVERGREEN FUND
                        FUND CLASS Y                      CLASS Y SHARES
                          SHARES            FFB FUND        PRO FORMA

  After 1 year.......      $7               $68            $6
  After 3 years......      $21              $117           $20
  After 5 years......      $37              $172           $35
  After 10 years.....      $82              $333           $79


       The purpose of the foregoing examples is to assist an FFB Fund shareholder in understanding the various costs and expenses that an investment in the Class Y shares of the Evergreen Fund as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in the FFB Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.









                                    SUMMARY

       THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, AND, TO THE EXTENT NOT INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE EVERGREEN FUND DATED JULY 7, 1995 AND THE PROSPECTUS OF THE FFB FUND DATED JUNE 30, 1995 (WHICH ARE INCORPORATED HEREIN BY REFERENCE), THE PLAN AND THE INTERIM ADVISORY AGREEMENT, FORMS OF WHICH ARE ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBITS A AND B, RESPECTIVELY.

  PROPOSED PLAN OF REORGANIZATION

       The Plan provides for the transfer of substantially all of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. (The FFB Fund and the Evergreen Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds")."Funds".) The Plan also calls for the distribution of Class Y shares of the Evergreen Fund to FFB Fund shareholders in liquidation of the FFB Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of the FFB Fund will become the owners of that number of full and fractional Class Y shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and the FFB each such class of the FFB Fund by the net asset value per share of the Evergreen Fund as of the close of business on the date that the FFB Fund's assets are exchanged for shares of the Evergreen Fund. See "Information About the Reorganization."


       The Trustees of FFB Funds Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of the FFB Fund and that the interests of the shareholders of the FFB Fund will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of FFB Fund's shareholders.

       THE BOARD OF TRUSTEES OF FFB FUNDS TRUST RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE FFB FUND OF THE PLAN EFFECTING THE REORGANIZATION.

       The Trustees of the Evergreen Investment Trust have also approved the Plan, and accordingly, the Evergreen Fund's participation in the Reorganization.


       Approval of the Reorganization Plan on the part of the FFB Fund will require the affirmative vote of more than 50% of its outstanding voting securities. See "Voting Information Concerning the Meeting."







       Since Assuming the merger (the "Merger") of First Fidelity Bancorporation ("FFB") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") is consummated, it will take place prior to the closing date for the Reorganization and because the Merger by law terminates the investment advisory contract between First Fidelity Bank, N.A. ("First Fidelity") and the FFB Fund, arrangements have been made to enter into the Interim Advisory Agreement with the Capital Management Group of First Union National Bank of North Carolina. The Interim Advisory Agreement will have the same terms and fees as the current investment advisory agreement between the FFB Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

       Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of the FFB Fund present in person or by proxy at the Meeting, if holders of more than 50% of the shares of the FFB Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the FFB Fund, whichever is less. See "Voting Information Concerning the Meeting."

       If the shareholders of the FFB Fund do not vote to approve the Reorganization, the Trustees of FFB Funds Trust will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization of the FFB Fund and the Evergreen Fund will not be completed regardless of the vote of the FFB Fund's shareholders.

  TAX CONSEQUENCES

       Prior to or at the completion of the Reorganization, the FFB Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the FFB Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the Evergreen Fund in the Reorganization. The holding period and aggregate tax basis of Class Y shares of the Evergreen Fund that are received by FFB Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the FFB Fund previously held by such shareholders, provided that shares of the FFB Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the FFB Fund in the hands of the Evergreen Fund as a result of the Reorganization will be the same as in the hands of the FFB Fund immediately prior to the Reorganization and no gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities.

  INVESTMENT OBJECTIVES AND POLICIES OF THE EVERGREEN FUND AND THE FFB
  FUND







       The investment objective of the Evergreen Fund is long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends.

       The investment objective of the FFB Fund is long-term capital appreciation. In pursuing this objective, the Fund normally invests at least 65% of its assets in a diversified portfolio of common stocks, preferred stocks, securities convertible into common stocks (such as preferred stocks and convertible debentures) and warrants of U.S. corporations. As a secondary objective, the FFB Fund seeks current income for distribution to shareholders. See "Comparison of Investment Objectives and Policies" below.

  COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND

       Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The total return of the Class Y shares of the Evergreen Fund and shares of the FFB Fund for the one and five-year periods ended June 30, 1995 and the period from inception through June 30, 1995 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                    AVERAGE ANNUALIZED COMPOUNDED TOTAL RETURN

                                  ONE     FIVE       SINCE       INCEPTION
                                  YEAR    YEARS     INCEPTION    DATE
  Evergreen Fund
     Class Y shares.............  21.79%   N/A        13.82%*    1/3/91

  FFB Fund shares*..............  27.27%   9.93%      10.40%     5/6/86
  ------------------

  * Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

  MANAGEMENT OF THE FUNDS

       The overall management of the Evergreen Investment Trust and of FFB Funds Trust is the responsibility of, and is supervised by, their respective Board of Trustees.

  INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATORS

       Evergreen Fund. The Capital Management Group ("CMG"), a division of the First Union National Bank of North Carolina ("FUNB"), serves as investment adviser to the Evergreen Fund. The address of FUNB is One






  First Union Center, 301 S. College Street, Charlotte, North Carolina 28288. FUNB is a subsidiary of First Union, one of the ten largest banking holding companies in the United States.

       First Union is a bank holding company headquartered in Charlotte, North Carolina, which had $83.1 billion in consolidated assets as of June 30, 1995. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 36 37 states. CMG and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $29.1 billion in assets belonging to a wide range of clients, including all the Evergreen family of mutual funds. First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

       CMG manages investments and supervises the daily business affairs of the Evergreen Fund. As compensation therefor, CMG is entitled to receive an annual fee from the Evergreen Fund equal to 0.50% of the Fund's average daily net assets.

       Evergreen Asset serves as administrator to the Evergreen Fund. Evergreen Asset, with its predecessors, has served as investment adviser and administrator to the Evergreen family of mutual funds since 1971.

       In its capacity as administrator, Evergreen Asset is entitled to receive a fee based on the average daily net assets of the Evergreen Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: 0.050% of the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion; and 0.010% on assets in excess of $30 billion. Furman Selz Incorporated ("Furman Selz"), an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen family of mutual funds, serves as sub-administrator to the Evergreen Fund and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: 0.0100% of the first $7 billion; 0.0075% on the next $3 billion; 0.0050% on the next $15 billion; and 0.0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser as of June 30, 1995 were approximately $8.7 billion. For further information regarding Evergreen Asset, FUNB and First Union, see "Management of the Funds -- Investment Advisers" in the Prospectus of the Evergreen Fund.







       FFB Fund. First Fidelity Bank, N.A. ("First Fidelity") serves as the investment adviser for the FFB Fund and provides investment guidance consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the FFB Fund. First Fidelity also acts as transfer agent, custodian and dividend disbursing agent for the FFB Fund. Furman Selz acts as administrator of the FFB Fund. Furman Selz provides personnel, office space and all management and administrative services reasonably necessary for the operation of the FFB Funds Trust and the FFB Fund (such as maintaining the FFB Fund's books and records, monitoring compliance with various state and Federal federal laws and assisting the Trustees in the execution of their duties) other than those services which are provided by First Fidelity.

       As compensation for their investment advisory, administrative or management services, First Fidelity and Furman Selz are entitled to a monthly fee at an annual rate of 0.50% and 0.25%, respectively, of the FFB Fund's average daily net assets. For the fiscal year ended February 28, 1995, First Fidelity and Furman Selz waived all of their respective fees.

  PORTFOLIO MANAGEMENT

       The Evergreen Fund is currently managed by experienced members of the CMG staff. Mr. William T. Davis, Jr. was the Evergreen Fund's portfolio manager from March, 1991 until his resignation in July, 1995.

  DISTRIBUTION OF SHARES

       Evergreen Funds Distributor, Inc. ("EFD"), an affiliate of Furman Selz, acts as underwriter of the Evergreen Fund's shares. EFD distributes the Evergreen Fund shares directly or through broker-dealers, including an affiliate of FUNB, banks, including FUNB, or other financial intermediaries. The Evergreen Fund offers four classes of shares, Class A, Class B, Class C and Class Y. Each Class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.


       Class Y shares of the Evergreen Fund, which will be received by the FFB Fund's shareholders if the Reorganization is approved consummated, are sold without a sales load or distribution fee only to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset serves as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. FFB Fund shareholders who wish to make subsequent purchases of the Evergreen Fund's shares will be able to purchase Class Y shares. Class A, Class B and Class C shares of the Evergreen Fund are sold with either an initial or contingent deferred sales charge and are subject to certain distribution-related and shareholder servicing-related expenses. For a description of the Classes of shares issued by the Evergreen Fund see







  "Purchase and Redemption of Shares" and "General Information -
  Organization; Other Classes of Shares" of in the Evergreen Fund's Prospectus. Class A, Class B and Class C shares are further described in a separate Evergreen Fund prospectus.


       FFB Funds Distributor, Inc. ("FFB Funds Distributor"), an affiliate of Furman Selz, acts as underwriter of the FFB Fund's shares. There is only one class of shares outstanding. Shares are sold with an initial sales charge ranging from 4.50% to 1%. Investors who purchase and redeem shares of the FFB Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization not to exceed 0.35% 0.25% on an annualized basis of the average daily value during the month of the FFB Fund shares in the subaccounts of for which the Participating Organization is record owner as nominee for its customers. Currently, [ %] is being To date, no fees have been charged. The FFB Fund has adopted a Rule 12b-1 distribution plan as described in "Distribution-Related and Shareholder Servicing-Related Expenses" below.


  DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES.

       Evergreen Fund. The Evergreen Fund has not adopted a Rule 12b-1 plan or shareholder servicing plan for its Class Y shares.

       FFB Fund. The FFB Fund has adopted a Master Distribution Plan (the "FFB Plan") pursuant to Rule 12b-1 of the 1940 Act. The FFB Plan provides for a monthly payment by the FFB Fund to FFB Funds Distributor in such amounts that FFB Funds Distributor may request for direct and indirect distribution expenses, subject to periodic Board approval and to an overall expense limitation. Each such payment is based on the average daily value of the FFB Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.50% per annum.


   Payments under the FFB Plan are currently at the annual rate of 0.03% of the Fund's average daily net assets.

  PURCHASE AND REDEMPTION PROCEDURES


       Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are is described above. Class Y shares of the Evergreen Fund are offered at net asset value, and the FFB Fund's shares are offered at net asset value (plus any applicable sales charges), by their respective distributors. Investments in the Funds are not insured. The minimum initial purchase requirement for each Class of shares of each Fund is $1,000. There is no minimum for subsequent purchases of Evergreen Fund shares. The minimum for subsequent purchases of FFB Fund shares is $100. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. The Evergreen Fund and the FFB Fund each may involuntarily redeem shareholders'






  accounts that have less than $1,000 and $500, respectively, of invested funds. For the FFB Fund, there are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements in the FFB Fund may be waived or lowered for investments effected on a group basis by certain other institutions and their employees. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

  EXCHANGE PRIVILEGES

       The FFB Fund currently permits shareholders to exchange shares for shares of the same Class of other funds managed by First Fidelity. Holders of shares of a Class of the Evergreen Fund generally may exchange their shares for shares of the same Class of any other funds of the Evergreen mutual fund family. FFB Fund shareholders will be receiving Class Y shares of the Evergreen Fund in the Reorganization and, accordingly, with respect to shares of the Evergreen Fund received by FFB Fund shareholders in the Reorganization, the exchange privilege is limited to the Class Y shares of other funds of the Evergreen mutual fund family. The Evergreen Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund of the Evergreen mutual fund family must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.

  DIVIDEND POLICY

       The Evergreen Fund distributes its investment company taxable income quarterly. The FFB Fund distributes its net investment income semi-annually. Each Fund distributes net long-term capital gains at least annually. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.

       After the Reorganization, shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995), to have their dividends and/or distributions reinvested, will have dividends and/or distributions received from the FFB Evergreen Fund reinvested in shares of the Evergreen Fund. Shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995) to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Fund.








       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                                       RISKS

       Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, both Funds may employ for hedging purposes the strategy of writing covered call options and the Evergreen Fund may write put options and purchase put and call options on national securities exchanges. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Options and Futures" section in the Evergreen Fund's Prospectus.

       The Evergreen Fund also may enter into futures contracts and options on futures contracts for hedging purposes. See limitations discussed in "Comparison of Investment Objectives and Policies." However, the Evergreen Fund does not currently engage in these investment strategies. For a discussion of the risks involved in entering into futures contracts and options on futures contracts, see the "Investment Practices and Restrictions - Options and Futures"
  section in the Evergreen Fund's Prospectus.

       The Evergreen Fund and the FFB Fund may invest in foreign securities or securities denominated in or indexed to foreign currencies. These may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and be less marketable than comparable U.S. securities. All these factors are considered by CMG before making any of these types of investments.

                       INFORMATION ABOUT THE REORGANIZATION








  DESCRIPTION OF THE MERGER

            On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with FFB, the corporate parent of First Fidelity, which provides, among other things, for the Merger of FFB with and into a wholly-owned subsidiary of First Union, subject to the terms and conditions contained in the Merger Agreement. It is currently expected that the Merger will be consummated by January 1, 1996, subject to the satisfaction of various conditions of closing set forth in the Merger Agreement. Consummation of the Merger is expected to result in the nations's nation's sixth largest bank holding company, with assets of approximately $118.5 billion based on total assets. Currently First Union is the nation's ninth largest bank holding company, with assets of $83.1 billion as of June 30, 1995, and FFB is the 25th 27th largest, having $35.4 billion in assets as of June 30, 1995.


       Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated. In connection with the execution of the Merger Agreement, Banco Santander, S.A. ("Santander"), the owner of approximately 30 percent of the outstanding shares of FFB's common stock, agreed, among other things, to vote such shares in favor of the Merger Agreement. It is anticipated that subsequent to the Merger, Santander will own approximately 11% of First Union's outstanding shares of common stock. The Merger is not in any way conditioned upon the approval by shareholders of any mutual fund currently managed by First Fidelity, and it is expected that the Merger will take place whether or not the transaction described herein is approved by such shareholders.

       As a result of the Merger, it is expected that FUNB and Evergreen Asset will succeed to the investment advisory and administrative functions currently performed for the FFB Fund by various units of First Fidelity. It is also expected that First Fidelity, or its successors, will no longer provide investment advisory or administrative services to investment companies.

  REASONS FOR THE REORGANIZATION

       The Board of Trustees of FFB Funds Trust has considered and approved the Reorganization, including entry by FFB Funds Trust on behalf of the FFB Fund into the Plan, as in the best interests of the shareholders. In addition, the Trustees have approved the Interim Advisory Agreement with respect to the FFB Fund.


       As noted above, FFB has agreed to merge with and into a wholly-owned subsidiary of First Union. FFB is the parent company of First Fidelity, investment adviser to the mutual funds which comprise FFB Funds Trust. The Merger will cause, as a matter of law, termination of the investment advisory agreement between each of the First Fidelity portfolio of FFB Funds Trust and First Fidelity. Accordingly, the







  Trustees have considered the recommendation of First Fidelity that the Trustees approve the proposed Reorganization.


       In making their recommendation to the Trustees, the representatives of the respective banks First Fidelity and FUNB reviewed with the Trustees various factors about the Funds and the proposed Reorganization. There are substantial similarities between the Evergreen Fund and the FFB Fund. Specifically, the Evergreen Fund and the FFB Fund have substantially similar investment objectives and policies, and comparable risk profiles. See, "Comparison of Investment Objectives and Policies" below. In terms of total net assets, the FFB Fund and the Select Value Fund, a series of The FFB Lexicon Fund, at June 30, 1995, had net assets of approximately $12.9 million and $82.4 million, respectively. The Evergreen Fund's net assets at such date (including the effect of the combination of the Evergreen Fund and the ABT Growth and Income Trust) were approximately $1 billion. The FFB Fund has not, since its inception in May, 1986, achieved asset levels on a continuing basis that would permit it, without a significant waiver of fees and reimbursement of expenses by its investment adviser (the continuance of which voluntary waivers and reimbursements cannot be assured) to operate economically and generate a competitive return. The Evergreen Fund has reached viable asset levels. Given the substantial similarities between the Funds and the fact that the Funds would in the future be offered through certain common distribution channels and be managed by the same entity, First Fidelity believes that the FFB Fund will not be able to achieve significant increases in asset levels in the foreseeable future.


       In addition, assuming that an alternative to the Reorganization would be to propose that the FFB Fund be separately managed by Evergreen Asset CMG or another affiliate of FUNB following the consummation of the Merger, the FFB Fund would thereafter share the same investment management resources and be offered through common distribution channels with the substantially identical Evergreen Fund. The FFB Fund would also have to bear the cost of maintaining its separate existence. First Fidelity and FUNB believe that the prospect of dividing the resources of the FUNB/Evergreen mutual fund organization between two substantially identical funds Funds could result in both funds Funds being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both First Fidelity and FUNB believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.


       The Board of Trustees of FFB Funds Trust met and considered the recommendation of First Fidelity and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization;
  (ii) whether the Reorganization would result in the economic dilution of shareholder interests; (iii) expense ratios, fees and expenses of the FFB Fund and the Evergreen Fund and of similar funds; the comparative performance records of each of the Funds; compatibility of their






  investment objectives and policies; service features available to shareholders in the respective funds Funds; the investment experience, expertise and resources of Evergreen Asset CMG; the service and distribution resources available to the Evergreen family of mutual funds and the broad array of investment alternatives available to shareholders of the Evergreen family of mutual funds, including the future marketing plans and resources expected to be used in connection with the Evergreen family of mutual funds; and the personnel and financial resources of First Union and its affiliates; (iv) the fact that FUNB will bear the expenses incurred by the FFB Fund in connection with the Reorganization;
  (v) the fact that the Evergreen Fund will assume certain identified liabilities of the FFB Fund; and (vi) the expected federal income tax consequences of the Reorganization.

       The Trustees also considered the benefits to be derived by shareholders of the FFB Fund from the sale of its assets to the Evergreen Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of the FFB Fund in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of the FFB Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


       During their consideration of the Reorganization, the Trustees met with FFB Fund counsel, as well as counsel to the Independent Trustees regarding the legal issues involved. The Trustees of the Evergreen Investment Trust also concluded at a regular meeting on July 27, 1995 that the proposed Reorganization would be in the best interests of shareholders of the Evergreen Fund and that the interests of the shareholders of the Evergreen Fund will not be diluted as a result of the transactions contemplated by the Reorganization.


       The Trustees have voted to retain their ability to make claims under their existing Directors and Officers Errors and Omissions Liability Insurance Policy for a period of three years following the consummation of the Reorganization. FFB and First Union have agreed to take appropriate steps to insure that the cost of extending such coverage will not be borne by the FFB Fund's shareholders.

       THE TRUSTEES OF FFB FUNDS TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FFB FUND APPROVE THE PROPOSED REORGANIZATION.

  AGREEMENT AND PLAN OF REORGANIZATION

       The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


       The Plan provides that the Evergreen Fund will acquire substantially all of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund on or about January 19,







  1996 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the FFB Fund will endeavor to discharge all of its known liabilities and obligations. The Evergreen Fund will not assume any liabilities or obligations of the FFB Fund other than those reflected in an unaudited statement of assets and liabilities of the FFB Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. Eastern Time, on the Closing Date. The number of full and fractional Class Y shares of the Evergreen Fund to be received by the shareholders of the FFB Fund will be determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and each Class each such class of the FFB Fund by the net asset value per share of the Evergreen Fund, computed as of the close of regular trading on the NYSE on the Closing Date. The net asset value per share of each Class class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class class, by the total number of outstanding shares.


       State Street Bank and Trust Company, the custodian for the Evergreen Fund, will compute the value of the Funds' each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of the Evergreen Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

       At or prior to the Closing Date, the FFB Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the FFB Fund's shareholders (in shares of the FFB Fund, or in cash, as the shareholder has previously elected) all of the FFB Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carryforward).

        As soon after the Closing Date as conveniently practicable, the FFB Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Class Y shares of the Evergreen Fund received by the FFB Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the FFB Fund's shareholders on the share records of the Evergreen Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Class Y shares of the Evergreen Fund due to the FFB Fund's shareholders. All issued and outstanding shares of the FFB Fund, including those represented by certificates, will be canceled. The Evergreen Fund does not issue share certificates to shareholders. The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, the







  FFB Fund will be terminated. In connection with such termination, the FFB Fund will file with the SEC an application for termination as a registered investment company.

       The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the FFB Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the FFB Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the FFB Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


       The expenses of the FFB Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of the Evergreen Fund (other than securities registration fees) will be borne by FUNB. No portion of such expenses shall be borne directly or indirectly by the FFB Fund or its shareholders. Following the Reorganization, the Evergreen Fund will not be assuming any liabilities or making any reimbursements in connection with the 12b-1 Plan or shareholder servicing arrangements of the FFB Fund. No portion of such expenses shall be borne directly or indirectly by the FFB Fund or its shareholders. If the Merger is not completed, First Fidelity will bear the expenses of the FFB Fund and FUNB will bear the expenses of the Evergreen Fund.

       If the Reorganization is not approved by shareholders of the FFB Fund, the Board of Trustees of the FFB Funds Trust will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization will not be completed regardless of the vote of the FFB Fund's shareholders.


  FEDERAL INCOME TAX CONSEQUENCES

       The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the FFB Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
  Reorganization:

            (1) The transfer of substantially all of the assets of the FFB Fund solely in exchange for shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities,






  followed by the distribution of the Evergreen Fund's shares by the FFB Fund in dissolution and liquidation of the FFB Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and the Evergreen Fund and the FFB Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) No gain or loss will be recognized by the FFB Fund on the transfer of substantially all of its assets to the Evergreen Fund solely in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund or upon the distribution of the Evergreen Fund's shares to the FFB Fund's shareholders in exchange for their shares of the FFB Fund;

            (3) The tax basis of the assets transferred will be the same to the Evergreen Fund as the tax basis of such assets to the FFB Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which the assets were held by the FFB Fund;

            (4) No gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets from the FFB Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund;

            (5) No gain or loss will be recognized by the FFB Fund's shareholders upon the issuance of the shares of the Evergreen Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the FFB Fund; and

            (6) The aggregate tax basis of the shares of the Evergreen Fund, including any fractional shares, received by each of the shareholders of the FFB Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the FFB Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Evergreen Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the FFB Fund exchanged therefor were held by such shareholder (provided that the shares of the FFB Fund were held as a capital asset on the date of the Reorganization).

       Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each FFB Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FFB Fund shares and the fair market value of the Evergreen Fund shares he or she received. Shareholders of the FFB Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the FFB Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.






       It is not expected that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the Evergreen Fund.

  PRO-FORMA CAPITALIZATION

       The following tables show the capitalization of the Evergreen Fund and the FFB Fund as of August 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value:

         CAPITALIZATION OF THE FFB FUND AND THE EVERGREEN FUND

                                      SELECT       EVERGREEN      CLASS Y SHARES    CLASS Y SHARES
                                      VALUE FUND   FUND CLASS     PRO FORMA FOR     PRO FORMA FOR
                          FFB FUND    SHARES       Y SHARES       REORGANIZATION*   REORGANIZATION**

   Net Assets............ $13,504,920 $86,853,473  $693,171,932   $793,530,325        $706,676,852
   Shares Outstanding***.     990,401   6,238,761    34,789,078     39,825,889          35,466,866
   Net Asset Value per
    Share................ $     13.64 $     13.92  $     19.92    $      19.92      $       19.92

  *   Assumes the consolidation of the FFB Fund and the Select Value Fund.

  **  Assumes only the consolidation of the FFB Fund.

  *** Had the Reorganization been consummated on August 31, 1995, the FFB Fund would have received ________677,958 Class Y shares of the Evergreen Fund, which would then be available for distribution to shareholders. No assurance can be given as to how many Class Y shares of the Evergreen Fund FFB Fund shareholders will receive on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Class Y shares of the Evergreen Fund that will actually be received on or after such date.


  SHAREHOLDER INFORMATION.


       As of September 8, 1995 (the "Record Date"), there were 995,280 shares of beneficial interest of the FFB Fund outstanding.


       As of the Record Date, the officers and Trustees of FFB Funds Trust beneficially owned as a group less than 1% of the outstanding shares of the FFB Fund. To the FFB Funds Trusts's Trust's knowledge, the following persons owned beneficially or of record more than 5% of the FFB Fund's total outstanding shares as of the Record Date:







                                                       PERCENTAGE OF
                                    NUMBER OF          TOTAL SHARES
  NAME AND ADDRESS                  SHARES             OUTSTANDING

  First Fidelity Bank, N.A., N.J.*  766,278            76.74%
  c/o Asset Management/Rein A/C
  Attn: Joanne Monteiro
  Broad and Walnut Streets
  Philadelphia, Pennsylvania 19109
  ----------------------

  * Most of the shares held by First Fidelity are in accounts for the Bank's fiduciary, agency or custodial customers.[TO BE SUPPLIED]


       As of September 8, 1995, the following number of each Class of the shares of the Evergreen Fund were outstanding: Class A -- _____________ 13,997,124; Class B -- ___________6,391,090; Class C -- __________32,511
  and Class Y -- _____________35,001,508.

       As of the Record Date, the officers and Trustees of the Evergreen Investment Trust beneficially owned as a group less than 1% of the
  outstanding shares of the Evergreen Fund.   To the Evergreen Fund's
  knowledge, the following persons owned beneficially or of record more than 5% of the Evergreen Fund's total outstanding shares as of the Record Date:

                                                                      PERCENTAGE OF
                                          NUMBER OF    PERCENTEAGE    TOTAL SHARES
   NAME AND ADDRESS             CLASS     SHARES       OF CLASS       OUTSTANDING

   First Union                   Y         4,146,018    11.75%          7.48%
    National Bank
   Trust Accounts (Cash)
   301 S. Tryon St.
   Charlotte, NC 28288

   First Union                   Y        31,133,470     88.24%         56.18%
    National Bank
   Trust Accounts (Reinvest)
   301 S. Tryon St.
   Charlotte, NC 28288

                      COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

       The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of the Evergreen Fund can be found in the Prospectus of the Evergreen Fund under the caption "Investment Objectives and Policies." The Evergreen Fund's Prospectus also offers






  additional funds advised by Evergreen Asset or CMG. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of the FFB Fund can be found in the Prospectus of the FFB Fund under the caption "Investment Objective and Policies."

       The investment objective of the Evergreen Fund is long-term capital appreciation with current income as a secondary objective. The Fund's objective is a fundamental policy and may not be changed without shareholder approval. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. The Fund has not adopted a policy with respect to the minimum percent of its assets that will be invested in equity securities. There can be no assurance that the Fund's investment objective will be achieved.

       The Evergreen Fund's investments, in order of priority, consist of:

       * common and preferred stocks, bonds and convertible preferred stock of U.S. companies with a minimum market capitalization of $100 million which are listed on the New York or American Stock Exchanges or trade in over-the-counter markets. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;

       * American Depositary Receipts ("ADRs") of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;

       * foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors;

       * convertible bonds rated no lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor Services Investors Service , Inc. ("Moody's") or, if not rated, determined to be of comparable quality by the Fund's investment adviser;

       *  money market instruments;

       * fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or which, if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);








       * zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities (up to 5% of total assets);

       * obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and

       * prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.

       Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interests interest payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade.

       As of December 31, 1992, 1993 and 1994, approximately 92%, 95% and 97%, respectively, of the Evergreen Fund's portfolio consisted of equity securities.

       The FFB Fund seeks long-term capital appreciation by investing in a diversified portfolio of common stocks, preferred stocks, securities convertible into common stocks (such as convertible preferred stock and convertible debentures) and warrants of U.S. corporations. As a secondary objective, the FFB Fund seeks current income for distribution
  to shareholders.   The FFB Fund may invest up to 10% of its total assets
  in equity securities issued by non-U.S. companies including securities represented by ADRs. Although the Evergreen Fund is not restricted in the amount of its assets which may be invested in foreign securities, it currently has not invested in any foreign securities.

       The FFB Fund invests at least 65% of its total assets in equity securities. Under normal conditions the FFB Fund may invest up to 35% of its assets (and for temporary defensive purposes without limits) in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements maturing in 7 days or less and debt obligations of U.S. and foreign corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) rated at least AA by S&P or Aa by Moody's.

       Unlike the Evergreen Fund, the FFB Fund may sell securities short if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

       Both the Evergreen Fund and the FFB Fund may write covered call options. The Evergreen Fund may write covered put options and may purchase put and call options on securities. The FFB Fund may buy put






  options. Although there are no restrictions on the amount of assets which may be invested in such securities, the Evergreen Fund does not currently intend to invest more than 5% of its net assets in options transactions. In addition, the Evergreen Fund, unlike the FFB Fund except with respect to the FFB Fund's ability to purchase forward foreign currency contracts, may sell or purchase currency and other financial futures contracts and may purchase exchange listed put options on financial futures contracts. Margin deposits on futures contracts and premiums paid for related options are generally limited by applicable law to 5% of total assets. The Evergreen Fund and the FFB Fund do not use these transactions for speculation or leverage. The Evergreen Fund does not currently engage in futures transactions and related options. See "Investment Practices and Restrictions - Options and Futures" in the Evergreen Fund's Prospectus for additional information regarding these investment strategies.

       The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Both the Evergreen Fund and the FFB Fund have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

  FORM OF ORGANIZATION

       FFB Funds Trust and Evergreen Investment Trust are open-end management investment companies registered with the SEC under the 1940 Act which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and Federal federal law. The FFB Fund is a series of FFB Funds Trust. The Evergreen Fund is a series of Evergreen Investment Trust.

  CAPITALIZATION

       The beneficial interests in the Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest with no par value per share. The beneficial interests in the FFB Fund are represented by an unlimited number of transferable shares of beneficial interest with a $0.001 par value. The respective Declarations of Trust under which each Fund has been established permit the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund and each series of the Trust under which the Fund has been established, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by FFB Funds Trust's Trustees or Evergreen






  Investment Trust's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.

  SHAREHOLDER LIABILITY

       Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declarations of Trust under which the Funds were established disclaim shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

  SHAREHOLDER MEETINGS AND VOTING RIGHTS

       Neither Evergreen Investment Trust nor FFB Funds Trust, on behalf of the Funds or any of their other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% (25% in the case of Evergreen Investment Trust) of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of Evergreen Investment Trust fail or refuse to call a meeting for a period of 14 days after a request in writing by shareholders holding an aggregate of at least 25% of the outstanding shares, then shareholders holding said 25% may call and give notice of such meeting. Evergreen Investment Trust and FFB Funds Trust currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

  LIQUIDATION OR DISSOLUTION

       In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess






  of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

  LIABILITY AND INDEMNIFICATION OF TRUSTEES

       The Declaration of Trust of Evergreen Investment Trust provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration of
  Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with Evergreen Investment Trust unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, or not to have acted in good faith that his or her action was in the best interest of the Trust. The Declaration of Trust also provides that a Trustee or officer is not entitled to indemnification against liabilities in the event of settlement unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

       The Declaration of Trust of FFB Funds Trust provides that no Trustee, officer or agent shall be personally liable to any person for any action or failure to act, except for his or her own bad faith, willful misfeasance, or gross negligence, or reckless disregard of his or her duties. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with FFB Funds Trust, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of FFB Funds Trust, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

  RIGHTS OF INSPECTION

       Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.






       The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law.
  Shareholders should refer to the provisions of such respective
  Declarations of Trust, By-Laws, and Massachusetts law directly for more complete information.

                   INFORMATION REGARDING THE PROPOSED INTERIM
                               ADVISORY AGREEMENT


  INTRODUCTION


       In view of the Merger Agreement discussed above, and the factors discussed below, the Board of Trustees of the FFB Funds Trust recommends that shareholders of the FFB Fund approve the proposed Interim Advisory Agreement. The Interim Advisory Agreement would become effective as of the consummation of the Merger which, as noted earlier, is currently anticipated to occur by January 1, 1996. The Interim Advisory Agreement would remain in effect until the closing date Closing Date for the Reorganization. The terms of the Interim Advisory Agreement are essentially the same as the Existing Advisory Agreement (as defined below). The only differences between the Existing Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, are that the investment adviser would be CMG instead of First Fidelity and the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which CMG would become the investment adviser to the FFB Fund, as well as the services to be provided by CMG pursuant thereto is set forth below under "Advisory Services"." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to a Form form of the Interim Advisory Agreement, which will be used for the FFB Fund, attached hereto as Exhibit B.

       First Fidelity, 765 Broad Street, Newark, New Jersey 07102, has served as investment adviser to the FFB Fund since the commencement of operations of the FFB Fund pursuant to a Master Advisory Contract, dated February 10, 1988 and Advisory Contract Supplement, dated February 10, 1988. As used herein, the Master Advisory Contract and the Advisory Contract Supplement for the FFB Fund, taken together, are referred to as the FFB Fund's "Existing Advisory Agreement." At a meeting of the Board of Trustees of the FFB Funds Trust held on August 9, 1995, the Trustees, including all of the Independent Trustees, approved the proposed Interim Advisory Agreement for the FFB Fund.

       The Trustees have authorized the FFB Funds Trust, on behalf of the FFB Fund and subject to shareholder approval of the Interim Advisory Agreement, to enter into the Interim Advisory Agreement with CMG to become effective upon consummation of the Merger. If the Interim Advisory Agreement for the FFB Fund is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to






  the FFB Fund's investment advisory arrangements at that time. The Existing Advisory Agreement for the FFB Fund was approved by the Fund's sole shareholder on April 29, 1986. The Existing Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 8, 1994.

  COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE EXISTING ADVISORY
  AGREEMENT

       Advisory Services.     The management and advisory services to be
  provided by CMG under the Interim Advisory Agreement are identical to those currently provided by First Fidelity under the Existing Advisory Agreement. Under the Existing Advisory Agreement, First Fidelity manages the FFB Fund and furnishes to the FFB Fund investment guidance and policy direction in connection therewith. First Fidelity provides to the FFB Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of the FFB Fund. First Fidelity also furnishes to the Trustees periodic reports on the investment performance of the FFB Fund.

       Pursuant to the Existing Advisory Agreement, First Fidelity provides administrative assistance in connection with the operations of the FFB Fund. Administrative services provided by First Fidelity include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the FFB Funds Trust's officers and the Trustees, (iii) handling general shareholder relations with investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts and (iv) compiling information required in connection with the FFB Funds Trust's filings with the SEC.

       Furman Selz currently acts as administrator of the FFB Fund. Furman Selz has its offices at 237 Park Avenue, New York, New York 10017. If the Interim Advisory Agreement is approved by shareholders of the FFB Fund, Furman Selz will continue during the term of the Interim Advisory Agreement as the FFB Fund's administrator for the same compensation as currently received. See "Summary-Investment Advisers, Sub-Adviser and Administrators."


       Fees and Expenses.     The investment advisory fees and expense
  limitations for the FFB Fund under the Existing Advisory Agreement and the proposed Interim Advisory Agreement are identical. See "Summary-Investment Advisers, Sub-Adviser and Administrators."

       Expense Reimbursement. The Existing Advisory Agreement includes a provision calling for expense limitations equal to the most restrictive limitation imposed from time to time by states where the FFB Fund's shares are qualified for sale. Currently, the most restrictive state expense limitation provision applicable to the FFB Fund limits the






  Fund's annual expenses to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of such assets and 1.5% of any such assets in excess of $100 million. The Interim Advisory Agreement contains an identical provision.

       Payment of Expenses and Transaction Charges. Under the Existing Advisory Agreement, the FFB Fund is responsible for all of its expenses and liabilities, including compensation of the Independent Trustees of the FFB Funds Trust; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including fees and expenses for keeping books and accounts and calculating the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, redeeming, registering and qualifying for sale the Fund's shares; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

       The Interim Advisory Agreement contains an identical provision.

       Limitation of Liability. The Existing Advisory Agreement provides that First Fidelity shall not be liable to the FFB Fund for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Existing Advisory Agreement shall be deemed to protect or purport to protect First Fidelity against the liability to the FFB Funds Trust or its shareholders to which First Fidelity would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of First Fidelity's duties under the Agreement or by reason of First Fidelity's reckless disregard of its obligations and duties.

       The Interim Advisory Agreement contains an identical provision in terms of CMG's liability.

       Term. If approved by the shareholders of the FFB Fund, the Interim Advisory Agreement between the FFB Fund and CMG will become effective on the consummation of the Merger. The Interim Advisory Agreement will be in effect for the period of time between the effective date of the Merger and the Closing Date for the Reorganization. The Existing Advisory Agreement provides for an initial term of two years. Thereafter, the Existing Advisory Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the FFB Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees. The Interim Advisory Agreement for the FFB Fund contains an identical provision.






       Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the FFB Fund (as defined in the 1940
  Act) or by a vote of a majority of the FFB Funds Trust's entire Board of Trustees on 60 days' written notice to CMG or by CMG on 60 days' written notice to the FFB Funds Trust. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Existing Advisory Agreement for the FFB Fund contains identical provisions as to termination and assignment.

  INFORMATION ABOUT THE FFB FUND'S CURRENT AND PROPOSED INTERIM INVESTMENT ADVISERS

       First Fidelity. First Fidelity currently serves as the investment adviser for the FFB Fund. First Fidelity is a national banking association which provides commercial banking and trust business services throughout New Jersey and in Pennsylvania, Maryland and New York. It is a wholly-owned subsidiary of First Fidelity Incorporated, originally established in 1812, which, as a result of a reorganization with Fidelcor, Inc., a Pennsylvania bank holding company, is now a wholly-owned subsidiary of FFB. FFB, a New Jersey corporation, provides financial and related services through its subsidiary organizations.
  The investment advisory services of First Fidelity are provided through the Asset Management Group of the Trust Division which, as of June 30, 1995, had approximately $15 billion of client assets under management. First Fidelity has provided investment advisory services to investment companies since 1986 and currently acts as investment adviser to the First Fidelity family of mutual funds.


       For the fiscal year ended August 31 February 28, 1995, First Fidelity received an aggregate of $ in management fees which is equal to an annual fee of $0. % of the FFB Fund's average daily net assets $0 in management fees. Absent voluntary waivers, First Fidelity, for such period, would have received $ $29,045 in management fees (0. %(0.50% of the FFB Fund's average daily net assets). First Fidelity also acts as custodian and transfer agent for the FFB Fund. For these services, First Fidelity received fees of $ and $ , respectively, $10,070 for the fiscal year ended August 31, 1995. Absent voluntary waivers, First Fidelity would have received in such capacities $ and $ , respectively February 28, 1995. First Fidelity also acts as transfer agent for the FFB Fund. No fees have been paid to First Fidelity in such capacity. Furman Selz serves as sub-transfer agent for the FFB Fund and received fees of $3,148 for the fiscal year ended February 28, 1995. First Fidelity will continue to act as the FFB Fund's custodian and transfer agent and Furman Selz will continue to act as sub-transfer agent during the term of the Interim Advisory Agreement.


       CMG. For information about CMG, FUNB, Evergreen Asset and First Union, see "Summary-Investment Advisers, Sub-Adviser and
  Administrators." The name, address and principal occupation of the principal executive officers and directors of FUNB are set forth in Appendix A to this Prospectus/Proxy Statement.







       During the term of the Interim Advisory Agreement, CMG will receive compensation for managing the FFB Fund at the same effective annual rate ( %)(0%) as received by First Fidelity, pursuant to the Existing Advisory Agreement (net of any waivers). CMG is the investment adviser to the Evergreen Fund which, if approved by shareholders of the FFB Fund, will acquire substantially all of the assets of the FFB Fund. Evergreen Asset receives an annual management fee equal to 0.50% of the Evergreen Fund's average daily net assets. For the fiscal year ended December 31, 1994, CMG , received $3,850,673 in management fees. See "Summary-Investment Advisers , Sub-Adviser and Administrators."

       The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Information about the Reorganization - Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Existing Advisory Agreement.

                                ADDITIONAL INFORMATION

       Evergreen Fund. Information concerning the operation and management of the Evergreen Fund is incorporated herein by reference from the Prospectus dated July 7, 1995, a copy of which is enclosed, and Statement of Additional Information dated July 7, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-807-2940.


       FFB Fund. Information about the FFB Fund is included in its current Prospectus dated June 30, 1995 and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy Copies of the Prospectus and Statement of Additional Information and the Fund's Annual Report dated February 28, 1995 are available upon request and without charge by writing to the FFB Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-437-8790.


       Evergreen Investment Trust and FFB Funds Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material, and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                     VOTING INFORMATION CONCERNING THE MEETING







       This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of FFB Funds Trust to be used at the Special Meeting of Shareholders to be held at 10 11:00 a.m. November 13 21, 1995, at the offices of the FFB Fund, 237 Park Avenue, New York, New York 10017 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is are first being mailed to shareholders on or about September 28 October 2, 1995. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization Plan, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or
  (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan and the Interim Advisory Agreement. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of FFB Funds Trust, 237 Park Avenue, New York, New York 10017. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.

       Approval of the Plan will require the affirmative vote of more than 50% of the outstanding voting securities, with all classes voting together as one class. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


       Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or First Fidelity, their affiliates or other representatives of FFB Funds Trust (who will not be paid for their solicitation activities). Shareholder Communications Corp. ("SCC") has been engaged by First Fidelity to assist in soliciting proxies, and may contact certain shareholders of







  the FFB Fund over the telephone. Shareholders that are contacted by SCC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. First Fidelity believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. SCC has received an opinion of Dechert Price & Rhoads that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion given by Dechert Price & Rhoads concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


       In all cases where a telephonic proxy is solicited, the SCC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to SCC by First Fidelity, then the SCC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The SCC representative, although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement this Prospectus/Proxy Statement. Within 72 hours, SCC will send you a letter or mailgram to confirm your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

       If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.


       In the event that sufficient votes to approve the Reorganization Plan are not received by November 13 21, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.


       A shareholder who objects to the proposed Reorganization Plan will not be entitled under either Massachusetts law or the Declaration of Trust of FFB Funds Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the







  Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of the FFB Fund may be redeemed at any time prior to the consummation of the Reorganization. FFB Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming FFB Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.


       FFB Funds Trust does not hold annual shareholder meetings. If the Reorganization Plan is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FFB Funds Trust at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by FFB Funds Trust in a reasonable period of time prior to any such meeting.

       The votes of the shareholders of the Evergreen Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

       NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the FFB Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                             FINANCIAL STATEMENTS AND EXPERTS

       The audited financial statements of the Evergreen Fund as of December 31, 1994 and the financial highlights for the period indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent accountants for the Evergreen Fund, given on the authority of said firm as experts in accounting and auditing.

       The audited financial statements of the FFB Fund as of February 28, 1995 and the financial highlights for the period indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent accountants for the FFB Fund, given on the authority of said firm as experts in accounting and auditing.

                                    LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of the Evergreen Fund will be passed upon by Sullivan & Worcester, Washington, D.C.







                                   OTHER BUSINESS

       The Trustees of FFB Funds Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

       THE BOARD OF TRUSTEES OF FFB FUNDS TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT.


  September 28 October 2, 1995









                                   APPENDIX A

       The name, address and principal occupation of the principal executive officers and directors of First Union National Bank of North Carolina are as follows:


                                           Principal Occupation
   Name and Address                        During Past 5 Years

   Directors:

   Daniel T. Blue, Jr.                     Partner of Thigpen,
   Thigpen, Blue, Stephens &               Blue, Stephens &
     Fellows                               Fellows
   Legislative Bldg., Room 2304
   Raleigh, NC  27601-1096


   Ben Mayo Boddie                         Chairman & CEO of
   Boddie-Noell Enterprises, Inc.          Boddie-Noell
   P.O. Box 1908                           Enterprises, Inc.
   Rocky Mount, NC 27802


   John F.A.V. Cecil                       President of Biltmore
   Biltmore Dairy Farms, Inc.              Dairy Farms, Inc.
   P.O. Box 5355
   Asheville, NC  28813

   John Crosland, Jr.                      Chairman of the Board
   The Crosland Group, Inc.                of The Crosland Group
   135 Scaleybark Road
   Charlotte, NC 28209


   James F. Goodmon                        President & Chief
   Capitol Broadcasting Company,           Executive Officer of
     Inc.                                  Capitol Broadcasting
   2619 Eastern Blvd.                      Company, Inc.
   Raleigh, NC 27605

   Charles L. Grace                        President of Cummins
   Cummins Atlantic, Inc.                  Atlantic, Inc.
   P.O. Box 240729
   Charlotte, NC  28224-0729


   Raymond A. Bryan, Jr.                   Chairman & CEO of
   T.A. Loving Company                     T.A. Loving Company
   P.O. Drawer 919
   Goldsboro, NC  27530


   John W. Copeland                        President of Ruddick
   Ruddick Corporation                     Corporation
   2000 Two First Union Center
   Charlotte, NC 28282



                                           Principal Occupation
   Name and Address                        During Past 5 Years

   J. William Disher                       Chairman & CEO of Lance
   Lance Incorporated                      Incorporated
   P.O. Box 32368
   Charlotte, NC  28232

   Malcolm E. Everett, III                 Chairman & CEO of FUNB
   First Union National Bank of
   North Carolina
   310 S. Tryon Street
   Charlotte, NC  28288-0156


   Shelton Gorelick                        President of SGIC, Inc.
   SGIC, Inc.
   741 Kenilworth Ave.
   Suite 200
   Charlotte, NC 28204


   James E.S. Hynes                        Chairman of Hynes Sales
   Hynes Sales Company, Inc.               Company, Inc.
   P.O. Box 220948
   Charlotte, NC 28222

   Mackey J. McDonald                      President & CEO of VF
   VF Corporation                          Corporation
   P.O. Box 1022
   Reading, PA  19603


   Earl N. Phillips, Jr.                   President & CEO of
   First Factors Corporation               First Factors
   P.O. Box 2730                           Corporation
   High Point, NC 27261

   J. Gregory Poole, Jr.                   Chairman & President of
   Gregory Poole Equipment Company         Gregory Poole Equipment
   P.O. Box 469                            Company
   Raleigh, NC 27602


   Nelson Schwab, III                      Chairman & CEO of
   Paramount Parks                         Paramount Parks
   8720 Red Oak Boulevard
   Suite 315
   Charlotte, NC  28217


   George Shinn                            Chairman of Shinn
   Shinn Enterprises, Inc.                 Enterprises, Inc.
   One Hive Drive
   Charlotte, NC 28217






                                           Principal Occupation
   Name and Address                        During Past 5 Years

   John P. Rostan, III                     General Partner of
   Heritage Investments                    Heritage Investments
   P.O. Box 220
   Valdese, NC  28690

   Charles M. Shelton, Sr.                 General Partner of The
   The Shelton Companies, Inc.             Shelton Companies, Inc.
   3600 One First Union Center
   Charlotte, NC  28202


   Harley F. Shuford, Jr.                  President & CEO of
   Century Furniture Industries            Century Furniture
   P.O. Box 608                            Industries
   Hickory, NC  28603


   Principal Executive
   Officers:

   Austin A. Adams                         Executive Vice
                                           President


   Robert T. Atwood                        Executive Vice
                                           President and Chief
                                           Financial Officer

   Marion A. Cowell, Jr.                   Executive Vice
                                           President and General
                                           Counsel


   Edward E. Crutchfield, Jr.              Chairman, CEO of First
                                           Union Corporation, Vice
                                           Chairman of FUNB


   Malcolm E. Everett, III                 President

   John R. Georgius                        President of First
                                           Union Corporation


   James Hatch                             Senior Vice President
                                           and Corporate
                                           Controller

   Richard C. Highfield                    Senior Vice President
                                           of First Union
                                           Corporation







                                           Principal Occupation
   Name and Address                        During Past 5 Years

   Don R. Johnson                          Executive Vice
                                           President

   Ben C. Maffitt                          Executive Vice
                                           President

   Barbara K. Massa                        Senior Vice President


   Donald A. McMullen                      Executive Vice
                                           President
   H. Burt Melton                          Executive Vice
                                           President


   Malcolm T. Murray, Jr.                  Executive Vice
                                           President

   Alvin T. Sale                           Executive Vice
                                           President


   Ken Stancliff                           Senior Vice President
                                           and Corporate Treasurer


   Richard K. Wagoner                      Executive Vice
                                           President and General
                                           Fund Officer

   B. J. Walker                            Vice Chairman


   Fred Winkler                            Senior Vice President


   James B. Wolf                           Senior Vice President
                                           of First Union
                                           Corporation


       Unless otherwise indicated, the address of each person listed above is First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.










                     VOTE THIS PROXY CARD TODAY
                   YOUR PROMPT RESPONSE WILL SAVE
                    THE EXPENSE OF ADDITIONAL MAILINGS

            (Please Detach at Perforation Before Mailing)

  ................................................................


                    FFB FUNDS TRUST- FFB EQUITY FUND
        SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 13 21, 1995


  The undersigned hereby appoints, and Joseph Ready, Ben L. Jones and Mark Sipe and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the FFB Equity Fund (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at 237 Park Avenue, New York, New York 10017 on November 13, 1995, at 10 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 on November 21, 1995, at 11:00 a.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Prospectus/Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

  NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.


  DATE:______________, 1995         _____________________________



                                     ______________________________
                                     Signature(s)


                                     ______________________________
                                     Title(s), if applicable

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

  PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.  THIS





  PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

  1. To approve the proposed Agreement and Plan of Reorganization with the Evergreen Value Fund.

            [ ]  YES       [ ]  NO        [ ]  ABSTAIN

  2. To approve the proposed Interim Investment Advisory Agreement with the Capital Management Group of First Union National Bank of North Carolina.

            [ ]  YES       [ ]  NO        [ ]  ABSTAIN


       3. To consider and vote upon such other matters as In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals. said meeting or any adjournments thereof.
  [ ] YES [ ] NO [ ] ABSTAIN


       These items are discussed in greater detail in the attached Prospectus/Proxy Statement. The Board of Trustees of FFB Funds Trust has fixed the close of business on September 8, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting Meeting.


       SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THE PROSPECTUS/PROXY STATEMENT.


  Joan V. Fiore
  Secretary


  September 28, 1995
  In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals.







